Combined Amended and Restated 18f-3 Multi-Class Plan. Incorporated herein by reference to Exhibit (n)(1) to Post-Effective Amendment No. 83 to the Registrant’s registration statement as filed on June 28, 2006 (Accession Number 0001145443-06-002205).